UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 20, 2010

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Rd.
Frazer, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(e)           On July 20, 2010, Cephalon, Inc. (the “Company”) entered into an Executive Severance Agreement (the “Agreement”) with Wilco Groenhuysen, Executive Vice President and Chief Financial Officer of the Company.  The Agreement provides certain severance payments and benefits in the event of the termination of the respective executive officer’s employment.  The Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 9.01.  Financial Statements and Exhibits.

(d)                         Exhibits

Number	Description

10.1	Executive Severance Agreement dated July 20, 2010 between Wilco Groenhuysen and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: July 22, 2010	By:	/s/ Gerald J. Pappert
Gerald J. Pappert
Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Executive Severance Agreement dated July 20, 2010 between Wilco Groenhuysen and the Company